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                       Securities and Exchange Commission
                            Washington, D.C.  20549




                                    FORM 8-K
                                 CURRENT REPORT
         Pursuant to Section 13 or 15(d) of the Securities Act of 1934




Date of Report (Date of earliest event reported):   March 26, 1997



                     AMERICAN STATES FINANCIAL CORPORATION
             (Exact name of registrant as specified in its charter)



           INDIANA                 1-11733                      35-1976549
(State or other jurisdiction     (Commission                   (IRS Employer
     of incorporation)           File Number)               Identification No.)



500 North Meridian Street, Indianapolis, Indiana                 46204-1275
  (Address of principal executive offices)                       (Zip Code)



Registrant's telephone number, including area code: (317) 262-6262



(Former name or former address, if changed since last report)

     N/A




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ITEM 5.  OTHER EVENTS.

     Set forth below is the text of a press release issued by the Registrant on March 26, 1997:

AMERICAN STATES TO EXPLORE STRATEGIC OPTIONS

INDIANAPOLIS -- American States Financial Corporation (NYSE:ASX) today announced that it is exploring a range of strategic options, including the potential sale of 100 percent of the company.

American States has engaged Goldman Sachs & Co. to assist in this process, according to Robert A. Anker, American States' Chairman and Chief Executive Officer. "Consolidation trends in the property-casualty industry may make this an opportune time to fully realize the value of the company," he observed. "We do not intend to make any further statement until the process is complete."

Lincoln National Corporation (NYSE:LNC), a Fort Wayne, Ind., financial services company, owns 83.3 percent of American States.

American States is an Indianapolis-based holding company that, through its subsidiaries, writes business and personal insurance, principally in 43 states, through a nationwide network of about 4,800 independent insurance agents.

For further information contact:

Investors: Mark Chappell (317)262-6930
Media: John Cook (317) 262-6790

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           AMERICAN STATES FINANCIAL CORPORATION
                                                       (Registrant)


Date: March 27, 1997                                /s/ Thomas M. Ober
                                                  -------------------------
                                                        (Signature)
                                                  Thomas M. Ober, Secretary


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